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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):    July 27, 1998
                                                 ------------------------------


                             CYTOTHERAPEUTICS, INC.
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             (Exact name of registrant as specified in its charter)



          Delaware                     0-19871                  943078125
-----------------------------     -------------------     ---------------------
(State or Other Jurisdiction         (Commission             (IRS Employer
of Incorporation)                     File Number)         Identification No.)



                701 George Washington Highway, Lincoln, RI 02865
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               (Address of principal executive offices) (Zip Code)



Registrant's telephone number:                (401) 288-1000
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                                       N/A
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          (Former name or former address, if changed since last report)


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Item 5.  Other Events

         On July 27, 1998 the Board of Directors of CytoTherapeutics, Inc. (the "Company") declared a dividend of one right (the "Rights") to purchase one one-hundredth (1/100th) of a share of junior preferred stock, par value $.01 per share, of the Company for each outstanding share of common stock, par value $.01 per share, of the Company. The dividend is payable August 4, 1998 to stockholders of record at the close of business on such date. The terms of the Rights are set forth in the Rights Agreement dated as of July 27, 1998 between the Company and BankBoston, N.A., as Rights Agent, a copy of which is filed herewith as an exhibit and incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)      Exhibits:

         1. Rights Agreement dated as of July 27, 1998 ("Rights
            Agreement") between the Company and BankBoston, N.A., as Rights Agent.

         2. Form of Certificate of Designation with respect to the Junior Preferred Stock, par value $.01 per share, of the Company (attached as Exhibit A to the Rights Agreement).

         3. Form of Rights Certificate (attached as Exhibit B to the Rights Agreement). Pursuant to the Rights Agreement, printed Rights Certificates will not be mailed until the Distribution Date (as defined in the Rights Agreement).

         4. Summary of Rights (attached as Exhibit C to the Rights
            Agreement).


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      CYTOTHERAPEUTICS, INC.



Date:  July 30, 1998                  By: /s/ PHILIP YACHMETZ
                                         ----------------------
                                         Name:  Philip Yachmetz
                                         Title: Senior Vice President



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                                EXHIBIT INDEX

         The following designated exhibits are filed herewith:

         1. Rights Agreement dated as of July 27, 1998 ("Rights
            Agreement") between the Company and BankBoston, N.A., as Rights Agent.

         2. Form of Certificate of Designation with respect to the Junior Preferred Stock, par value $.01 per share, of the Company (attached as Exhibit A to the Rights Agreement).

         3. Form of Rights Certificate (attached as Exhibit B to the Rights Agreement). Pursuant to the Rights Agreement, printed Rights Certificates will not be mailed until the Distribution Date (as defined in the Rights Agreement).

         4. Summary of Rights (attached as Exhibit C to the Rights Agreement).


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